ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL MODERATE INDEX STRATEGY FUND
(the “Fund”)

Supplement dated July 29, 2022
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 29, 2022

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective July 29, 2022, Darin Egbert, a portfolio manager for the Fund, resigned his employment with Allianz and will no longer serve as portfolio manager for the Fund. Accordingly, effective July 29, 2022, all references to Mr. Egbert as a portfolio manager of the Fund in the prospectus and SAI for the Trust will be deleted.

  AZL-002-0422